UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2008

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)

225 West Wacker Drive Chicago, Illinois (Address of principal executive offices)		60606 (Zip Code)

(312) 696-6000 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 4, 2008, Morningstar, Inc., an Illinois corporation, issued a press release announcing that it had acquired 10-K Wizard, a leading provider of SEC EDGAR (Electronic Data Gathering, Analysis, and Retrieval) filing research and alert services, a copy of which is filed as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Include the following information:

(d)           Exhibits:

Exhibit No.	Description

99.1	Press Release issued December 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: December 5, 2008	By:	/s/ Scott Cooley
	Name:	Scott Cooley
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued December 4, 2008.